EXHIBIT 10.02


                           SEPARATE LICENSE AGREEMENT

         THIS AGREEMENT is made as of December 31, 1998 by and between LECTEC CORPORATION, a Minnesota corporation, having offices at 10701 Red Circle Drive, Minnetonka, Minnesota 55343 ("Company"), and ROBERT M. KEENAN, M.D., Ph.D., an individual resident of Maryland, having offices at 810 Gleneagles Court, Suite 310, Towson, Maryland 21286 ("Keenan").

                                    Recitals

         WHEREAS, Keenan owns the rights to a United States patent No. 5,573,774, entitled "Nicotine Metabolites, Nicotine Dependence and Human Body Weight" and issued on November 12, 1996, and to three U.S. patent applications, Serial No. 12,379, filed February 2, 1993, Serial No. 236,190, filed May 2, 1994 and Serial No. 08/745,996, filed ____________ (collectively, the "Keenan Patents");

         WHEREAS, Company, The Regents of the University of Minnesota and Pharmaco Behavioral Associates, Inc., a Minnesota corporation, are parties to that certain License Agreement dated March 9, 1993, as amended as of December 31, 1998 ("the Pharmaco License Agreement");

         WHEREAS, Company desires to obtain a license to make, have made, use and sell products utilizing the cotinine portion of the Keenan Patents and improvements thereon (but not as to any other portions of such patent or patent applications);

         NOW, THEREFORE, in consideration of the premises, the license granted herein, and the covenants and conditions herein contained; the parties agree as follows:

         ARTICLE I - Incorporation by Reference

         Company and Keenan do hereby adopt and incorporate by reference herein the following provisions of the Pharmaco License Agreement as if such Agreement were written to apply to Keenan as the sole licensor and the cotinine portions only of the Keenan Patents as the sole licensed patents or patent applications thereunder:

         Article I - Definitions of "Technology," "Improvements," "Subject Patent Applications," "Subject Patent(s)," "Licensed Product(s)," "Affiliate(s)" and "Sublicensee(s)"

         Article III - Inventions and Patent Applications

         Article IV - License Grant and Commercial Effort, subject to Article IV below

         Article VI - Infringement

         Article VIII - Confidential Information and Non-Disclosure


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         Article IX - Indemnification

         Article X - Miscellaneous, provided, however, any notice sent to Keenan shall be addressed to him as provided at the top of page 1 hereof.

ARTICLE II - Representations or Warranties

         To the best of Keenan's knowledge, Keenan owns and has the exclusive right to use and license the Keenan Patents, free and clear of all material liens, claims and restrictions, and, to the best of Keenan's knowledge, the use of the Keenan Patents will not infringe on or otherwise act adversely to the right or claimed right of any person under or with respect to any patent, trademark, tradename, copyright, trade secret or other intangible asset. Except as set forth in the preceding sentence, Keenan disclaims all other representations or warranties, express or implied.

ARTICLE III - Limited License; No Other Rights

         Any other provision notwithstanding, the license granted herein to Company is limited solely and exclusively to the cotinine portions of the Keenan Patents for weight loss or smoking cessation. No rights are granted herein as to any other chemical compounds cited in the Keenan Patents or for any other use.

ARTICLE IV - Consideration

         Upon execution of this Agreement, Company shall pay Keenan One Hundred Dollars ($ 100.00) as the sole and exclusive compensation for the license of the Keenan Patents.

ARTICLE V - Term and Termination

         Keenan shall have the right to terminate this Agreement and the license granted hereunder upon the same conditions and with same notice to Company as Pharmaco may terminate the Pharmaco License Agreement under Article VII thereof.

         IN WITNESS WHEREOF, Company and Keenan have caused this Agreement to be duly executed as of the date noted on page 1 hereof.

LECTEC CORPORATION

By:/s/ Rodney A. Young                     /s/ Robert M. Keenan, M.D., Ph.D.
   ---------------------------             ---------------------------------
     Rodney A. Young,                      Robert M. Keenan, M.D., Ph.D.
     CEO and President


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